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                                                         [DTE ENERGY LETTERHEAD]

                                                                   EXHIBIT 10.23



[*] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.



Date:   July 25, 2002

To:     Commonwealth Energy Corp.
        15901 Red Hill Ave., Suite 100
        Tustin, CA 92780
        Attn: Dick Paulsen
        Phone: 714.259.2523
        Fax:   714.259.2563

Re: CONFIRMATION OF TRANSACTION WITH COMMONWEALTH ENERGY FOR WHOLESALE ELECTRICITY TO SUPPLY COMMONWEALTH ENERGY'S RETAIL CUSTOMER LOAD IN DETROIT EDISON'S SERVICE TERRITORY

This Confirmation memorializes the oral Transaction agreement between Steve Sheppard of DTE Energy Trading, Inc. ("DTEET") and Dick Paulsen of Commonwealth Energy ("CE") dated July 25, 2002 regarding the Transaction set forth below.

AGREED TO ECONOMIC TERMS

BUYER:                  CE

SELLER:                 DTEET

PRODUCT: Full requirements service product ("FRSP") (as defined below) for CE's retail customers in Detroit Edison's service territory (the "CE customers");

                        Energy delivery is measured and billed at the CE Customer meter(s). Energy is to be used only to serve CE Customer load under Detroit Edison's Electric Choice Program.

                        FRSP means firm Energy as measured and delivered to the CE Customer retail meters [Confidential Treatment Requested]*


DELIVERY PERIOD:        As defined in Sections 2.2 and 2.3 of the Operating
                        Agreement between Seller and Buyer, effective July 24,
                        2002 ("Operating Agreement") and with respect to this
                        Transaction:

                                -       [Confidential Treatment Requested]*

                                - [Confidential Treatment Requested]* from the date the last CE Customer begins taking Energy supplied by CE under the terms of this Transaction

WHOLESALE CONTRACT
QUANTITY:               As defined in Sections 2.2, 2.3, and 3.1 of the
                        Operating Agreement and with respect to this
                        Transaction:

                                -       Maximum demand of [Confidential
                                        Treatment Requested]*;

                                - Estimated Energy volume of [Confidential Treatment Requested]* MWh; and




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                                                              [DTE ENERGY LOGO]

                                   -  Actual Energy volume, as provided by
                                      ITC/MISO and reduced by ITC/Detroit
                                      Edison transmission and distribution
                                      losses, will determine the actual
                                      Wholesale Contract Quantity delivered.

TRANSMISSION & SCHEDULING
REQUIREMENTS:                 Seller will function as CE's Marketer in
                              accordance with the Marketer Agreement for Electric Choice Program between The Detroit
                              Edison Company and Seller. Seller will schedule point-to-point transmission service and schedule ancillary services up to the CE Customer meter(s).

CONTRACT PRICE:               As defined in Sections 2.2 and 3.2 of the
                              Operating Agreement and with respect to this Transaction;

                                   -  [Confidential Treatment Requested]*


DELIVERY POINT:               CE Customer meter(s)

PRODUCT FIRMNESS:             Physical, Firm Energy with Liquidated Damages.

SCHEDULING
REQUIREMENTS:                 Seller will schedule and deliver Energy according
                              to the Wholesale Contract Quantity. Further,
                              Seller will develop it's own day-ahead forecast for energy scheduling.

SPECIAL CONDITIONS:           Buyer will function as the AES/Retailer in
                              accordance with the AES/Retailer Agreement for Electric Choice Program between The Detroit
                              Edison Company and Buyer.

                              Buyer will select Optional Retail Access Backup Service when enrolling CE Customers in Detroit Edison's Electric Choice Program.

                              Buyer is responsible for all expenses, including taxes, after the Delivery Point. Seller is responsible for all expenses, including taxes, before the Delivery Point.

REGULATORY OR
RULE CHANGES:                 If any of the following occurrences have material
                              adverse economic consequences to Seller or Buyer, then the parties agree to use their best efforts to negotiate in good faith to restore the original economic value of this Transaction: 1) a change in existing rules, regulations, procedures or protocols of the entity governing the transmission of Energy, capacity, scheduling or ancillary services, or 2) a change in the obligations of load serving entities in the ITC
                              (or its successor entity) control area.

SECURITY FOR CE'S
PERFORMANCE:                  In connection with Energy provided by DTEET under
                              this Transaction, CE will grant DTEET a security interest in, and lien on (and right of setoff against), and assignment of, all account receivables relating to the sale of Energy by CE to certain CE Customers (the "Secured Party
                              Accounts Receivable") pursuant to that certain
                              Security Agreement dated July 24, 2002, which is hereby incorporated by reference ("the Security
                              Agreement").

SPECIAL PAYMENT
TERMS: CE will pay DTEET for the Energy pursuant to the terms of that certain Escrow Agreement dated July 24, 2002, which is incorporated by reference (the "Escrow Agreement").



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                                                     [DTE ENERGY LOGO]


CE's REPRESENTATIONS
AND WARRANTIES:          CE represents and warrants that there are no
                         encumbrances limiting or interfering with DTEET's rights in the Secured Party Accounts Receivable;

                         CE represents and warrants that it will undertake no action to negate or diminish DTEET's interest in the Secured Party Accounts Receivable and will cooperate fully with DTEET to protect DTEET's interest arising under this Transaction;

                         CE represents and warrants that it has irrevocably instructed each CE Customer receiving the Energy and all other persons or entities paying CE for the Energy, and shall so instruct all future CE Customers receiving the Energy and all other persons or entities at any time paying CE for the Energy, to make payment to the Lockbox (as defined in the Escrow Agreement), and that it will use all commercially reasonable efforts to cause all such persons or entities to agree to make payments to the Lockbox; provided, however, that CE may, subject to the terms and conditions of the Escrow Agreement, Security Agreement, and EEI Master Power Purchase and Sale Agreement, instruct each CE Customer receiving the Energy and all other persons or entities paying CE for the Energy to make payment to a different account upon the termination of this Transaction or the Escrow Agreement); and

                         CE represents and warrants that it will promptly notify DTEET if it is aware that any person or entity instructed to make payment to the Lockbox has refused or failed to make any such payment to the Lockbox, and will as promptly as possible deposit such payments received by CE into the Lockbox.

                         CE represents and warrants that it will only use the Products purchased hereunder to serve its retail customer load under the Detroit Edison Electric Choice Program, and that it will not be resold in the wholesale market.

This Transaction Letter shall be governed by the terms and conditions set forth herein and the EEI Master Power Purchase and Sale Agreement between DTEET and Buyer, effective May 11, 2001 (the "Master Agreement") which is incorporated by reference and made a part here of. In the event of a conflict between this Transaction Letter and the terms and conditions of the Master Agreement, including, but not limited to, the product definitions in Schedule P of the Master Agreement, this Transaction Letter shall govern.

Please execute this Transaction Letter by signing below and returning a coy to Joseph Gallagher, Risk Monitor, by facsimile at 734.887.2056.



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CONFIDENTIAL & PROPRIETARY

                                                               [DTE ENERGY LOGO]


If this Transaction Letter is not executed and returned within two (2) Business Days, it shall be deemed correct as sent. Questions should be referred to Joseph Gallagher, of DTEET, at 734.887.2004.


Sincerely,

DTE Energy Trading, Inc.

Approved

/s/ RANDALL D. BALHORN
-------------------------------------
Randall D. Balhorn, President

7/25/02
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Date


ACCEPTED AND AGREED:

Commonwealth Energy Corporation

/s/ DICK PAULSEN
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Dick Paulsen, Chief Operating Officer

7/26/02
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Date


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